Exhibit 10.13

FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT

FIRST AMENDMENT, dated as of February 5, 2004 (this “First Amendment”), to the Credit Agreement, dated as of June 13, 2003 (as amended by this First Amendment and as otherwise amended, supplemented or modified from time to time, the “Credit Agreement”), among CBD Media Holdings LLC, a Delaware limited liability company (“Parent”), CBD Media LLC, a Delaware limited liability company (the “Borrower”), the financial institutions and entities from time to time parties thereto (the “Lenders”), and Lehman Commercial Paper Inc., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Parent, the Borrower and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Parent and the Borrower have requested that the Administrative Agent and each of the Lenders agree to amend certain provisions of the Credit Agreement;

WHEREAS, the Borrower has notified the Administrative Agent that the Event of Default specified on Schedule I (Events of Default) hereto has occurred (the “Specified Event of Default”); and

WHEREAS, the Administrative Agent and the Lenders are willing to agree to the requested amendments and waive the Specified Event of Default, but only upon the terms and conditions set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises contained herein, the parties hereto agree as follows:

1.    Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

2.    Waiver. The Administrative Agent and the Required Lenders agree to and hereby waive the Specified Event of Default.

3.    Amendment to Section 1.1 (Defined Terms). (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the following defined terms: “Term Loan B Commitment,” “Term Loan B Commitment Ratios,” “Term Loan B Loans,” “Term Loan B Maturity Date” and “Term Loan B Notes”.

(b)    Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the defined terms “Commitments,” “Facility,” “Loans,” “Maturity Date,” “Notes” and “Required Lenders” and (ii) substituting in lieu thereof the following definitions in alphabetical order:

“‘Commitments’ shall mean, collectively, the Revolving Loan Commitment and the Term Loan C Commitment and “Commitment,” shall mean any one of the foregoing commitments.

‘Facility’ shall mean each of (a) the Term Loan C Commitments and the Term Loan C Loans made thereunder and (b) the Revolving Loan Commitments and the extensions of credit made thereunder.”

‘Loans’ shall mean, collectively, the Revolving Loans and the Term Loan C Loans.

‘Maturity Date’ shall mean (a) the Revolving Loan Maturity Date or the Term Loan C Maturity Date, as appropriate, or (b) such earlier date as payment of the Obligations shall be due (whether by acceleration, reduction of the Commitments to zero, or otherwise).

‘Notes’ shall mean, collectively, the Revolving Loan Notes and the Term Loan C Notes.

‘Required Lenders’ shall mean (i) at any time that no Loans are outstanding hereunder, Lenders the total of whose Commitments exceeds fifty percent (50%) of the Commitments of all Lenders entitled to vote hereunder, or (ii) at any time that there are Loans outstanding hereunder, Lenders the total of whose Term Loan C Loans and Revolving Loan Commitments exceeds fifty percent (50%) of the sum of the Revolving Loan Commitments and the then outstanding principal amount of the Term Loan C Loans of all Lenders entitled to vote hereunder.”

(c)    The definition of “Disqualified Stock” in Section 1.1 of the Credit Agreement is hereby amended by deleting the phrase “Term Loan B Maturity Date” in the fifth and sixth lines thereof and substituting in lieu thereof the phrase “Term Loan C Maturity Date.”

(d)    The definition of “Excess Cash Flow” in Section 1.1 of the Credit Agreement is hereby amended by deleting the phrase “Term Loan B Loans” in the tenth line thereof and substituting in lieu thereof the phrase “Term Loan C Loans.”

(e)    The definition of “Interest Period” in Section 1.1 of the Credit Agreement is hereby amended by deleting the phrase “Term Loan B Maturity Date” in the nineteenth and twentieth lines thereof and substituting in lieu thereof the phrase “Term Loan C Maturity Date.”

(f)    The definition of “Senior Subordinated Notes” in Section 1.1 of the Credit Agreement is hereby amended by deleting the phrase “Term Loan B Maturity Date” in the ninth line thereof and substituting in lieu thereof the phrase “Term Loan C Maturity Date.”

(g)    Section 1.1 of the Credit Agreement is hereby amended by adding alphabetically therein the following definitions:

“‘First Amendment’ shall mean the First Amendment dated February 5, 2004 to the Credit Agreement dated as of June 13, 2003 among the Parent, the Borrower, the Administrative Agent and each Lender party thereto.

‘First Amendment Effective Date’ shall mean February 5, 2004.

‘Term Loan C Commitment’ shall mean the several obligations of the Lenders to fund their respective portion of the Term Loan C Loans to the Borrower or convert Term Loan B Loans into their respective portion of Term Loan C Loans on the First Amendment Effective Date, in accordance with their respective Term Loan C Commitment Ratios, in an aggregate sum of up to $150,000,000, pursuant to the terms hereof, as such obligations may be reduced from time to time pursuant to the terms hereof.

‘Term Loan C Commitment Ratios’ shall mean the percentages in which the Lenders are severally bound to fund their respective portion of Advances to the Borrower (or convert Term Loan B Loans to their respective portion of Term Loan C Loans) under the Term Loan C Commitment, which are set forth under the heading “Term Loan C Commitment” opposite such Lender’s name on Schedule 1 to the Lender Addendum delivered by such Lender, or, as the case may be, in the Assignment and Acceptance Agreement pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof.

‘Term Loan C Loans’ shall mean, collectively, the amounts advanced (or converted) by the Lenders to the Borrower under the Term Loan C Commitment, not to exceed the Term Loan C Commitment.

‘Term Loan C Maturity Date’ shall mean December 31, 2009, or such earlier date as payment of the Term Loan C Loans shall be due (whether by acceleration or otherwise).

‘Term Loan C Notes’ shall mean, collectively, those certain promissory notes in the aggregate original principal amount of $150,000,000, and issued to each of the Lenders with a Term Loan C Commitment who requests such a Term Loan C Note by the Borrower in the aggregate principal amount of such Lender’s Term Loan C Commitment, each one substantially in the form of Exhibit Q attached hereto, any other promissory note issued by the Borrower to evidence the Term Loan C Loans pursuant to this Agreement, and any extensions, renewals, or amendments to, or replacements of, the foregoing.”

4.    Amendment to Section 2.1 (The Loans). (a) Section 2.1 of the Credit Agreement is hereby amended by deleting paragraph (b) of such section in its entirety and substituting in lieu thereof the following:

“(b)    Term Loan C Loans. The Lenders who issued a Term Loan C Commitment agree, severally, in accordance with their respective Term Loan C Commitment Ratios, and not jointly, upon the terms and subject to the conditions of this Agreement, to lend to the Borrower (or convert Term Loan B Loans to Term Loan C Loans) on the First Amendment Effective Date an amount which does not exceed in the aggregate the Term Loan C Commitment. Once repaid, Advances under the Term Loan C Commitment may not be reborrowed.”

5.    Amendment to Subsection 2.2(f) (Procedure for Term Loan Borrowing). Subsection 2.2(f) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

“(f)    Procedure for Term Loan Borrowing. The Borrower shall deliver to the Administrative Agent a Request for Advance (which Request for Advance must be received by the Administrative Agent prior to 10:00 A.M., New York City time, three Business Days prior to the anticipated First Amendment Effective Date) requesting that the Term Loan C Lenders make the Term Loan C Loans (or convert Term Loan B Loans to Term Loan C Loans) on the First Amendment Effective Date. The Term Loan C Loans made on the First Amendment Effective Date shall be a LIBOR Advance. Upon receipt of such Request for Advance the Administrative Agent shall promptly notify each Term Loan C Lender thereof. Not later than 12:00 Noon, New York City time, on the First Amendment Effective Date each Term Loan C Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the Term Loan C Loan or Term Loan C Loans to be made by such Term Loan C Lender (or convert Term Loan B Loans to Term Loan C Loans). The Administrative Agent shall make available to the Borrower the aggregate of the amounts made available (or converted) to the Administrative Agent by the Term Loan C Lenders, in like funds as received by the Administrative Agent.”

6.    Amendment to Section 2.3 (Interest). (a) Subsections 2.3(a) and (b) of the Credit Agreement are hereby modified by amending all references therein from “Term Loan B Maturity Date” to “Term Loan C Maturity Date.”

(a)    Subsection 2.3(f) is hereby amended by deleting clause (ii) in its entirety and substituting in lieu thereof the following:

“(ii)    Term Loan C Loans. On the First Amendment Effective Date and until adjusted hereunder, the Applicable Margin with respect to the Term Loan C Loans shall be for Base Rate Advances, 1.25% and for LIBOR Advances, 2.25%. The Applicable Margin with respect to Term Loan C Loans shall be subject to reduction or increase, as applicable, and as set forth in the tables below, based upon the Leverage Ratio of the Borrower set forth on a pro forma basis in any Request for Advance and as reflected in the financial statements required to be delivered for the fiscal quarter most recently ended pursuant to Section 6.1 or Section 6.2 hereof. The adjustment provided for in this Section 2.3(f) shall be effective (A) with respect to an increase of the Applicable Margin, as of the second (2nd) Business Day after the earlier of (1) with respect to Base Rate Advances, the day on which any Request for Advance is delivered, (2) with respect to LIBOR Advances, the day on which the requested Advance is made or (3) the day on which financial statements are required to be delivered to the Administrative Agent pursuant to Sections 6.1 and 6.2 hereof, as the case may be, and (B) with respect to a decrease in the Applicable Margin, as of the second (2nd) Business Day after the earlier of (1) with respect to Base Rate Advances, the day on which any Request for Advance is delivered, (2) with respect to LIBOR Advances, the day on which the requested Advance is made or (3) except with respect to Interest Periods ending (or other payments of interest occurring) before the date that such financial statements are actually delivered to the Administrative Agent, the day on which such financial statements are required to be delivered to the Administrative Agent pursuant to Section 6.1 or 6.2 hereof. Notwithstanding the foregoing, if the Borrower shall fail to deliver financial statements within forty-five (45) days after the end of any of the first three fiscal quarters of the Borrower’s fiscal year (or within ninety (90) days after the end of the last fiscal quarter of the Borrower’s fiscal year), as required by Sections 6.1 or 6.2 hereof, it shall be conclusively presumed that the Applicable Margin is based upon a Leverage Ratio equal to the highest level set forth in the table below for the period from and including the forty-sixth (46th) day (or ninety-first (91st) day, in the case of the last quarter) after the end of such fiscal quarter, as the case may be, to the Business Day following the delivery by the Borrower to the Administrative Agent of such financial statements:

Leverage Ratio	Base Rate Advance Applicable Margin	LIBOR Advance Applicable Margin
A. Greater than or equal to 5.00 to 1.00	1.25%	2.25%
B. Less than 5.00 to 1.00	1.00%	2.00%

7.    Amendment to Section 2.6 (Optional Prepayment). Section 2.6 of the Credit Agreement is hereby modified by amending all references therein from “Term Loan B Loans” to “Term Loan C Loans.”

8.    Amendment to Subsection 2.7 (Repayments). (a) Section 2.7 of the Credit Agreement is hereby amended by deleting subsection (a) in its entirety and substituting in lieu thereof “Intentionally Deleted.”

(a)    Subsection 2.7(c) is hereby amended by amending all references therein (1) from “Term Loan B Maturity Date” to “Term Loan C Maturity Date” and (ii) “Term Loan B Loans” to “Term Loan C Loans.”

9.    Amendment to Section 2.8 (Mandatory Prepayments and Commitment Reductions). (a) Section 2.8 of the Credit Agreement is hereby amended by amending all references therein (i) from “Term Loan B Loans” to “Term Loan C Loans” and (ii) “Term Loan B Lender” to “Term Loan C Lender.”

(b)    Subsection 2.8(d) is hereby amended by deleting the reference in the second line to “April 30, 2004” and substituting in lieu thereof “April 30, 2005”.

10.    Amendment to Section 2.9 (Notes; Loan Accounts). Section 2.9 of the Credit Agreement is hereby amended by amending the reference therein in subsection (a) from “Term Loan B Note” to “Term Loan C Note.”

11.    Amendment to Section 2.10 (Manner of Payment). Section 2.10(c) of the Credit Agreement is hereby amended by amending the reference therein from “Term Loan B Commitment” to “Term Loan C Commitment.”

12.    Amendment to Section 2.11 (Reimbursement). Section 2.11(b) of the Credit Agreement is hereby amended by amending the reference therein from “Term Loan B Maturity Date” to “Term Loan C Maturity Date.”

13.    Amendment to Subsection 2.12 (Pro Rata Treatment). Subsection 2.12(a) of the Credit Agreement is hereby amended by deleting the last sentence thereof and inserting the phrase “On the First Amendment Effective Date, each Advance (or conversion of Term Loan B Loans) from the Lenders having Term Loan C Commitments shall be made pro rata on the basis of the respective Term Loan C Commitment Ratios of such Lenders”.

14.    Amendment to Section 5.11 (Indemnity). Section 5.11 of the Credit Agreement is hereby amended by amending the reference therein in the clause (b)(i) from “Term Loan B Commitment” to “Term Loan C Commitment.”

15.    Amendment to Section 5.12 (Covenants Regarding Formation of Subsidiaries and Acquisitions; Partnerships, Subsidiaries). Section 5.12 of the Credit Agreement is hereby amended by amending the reference therein from “Term Loan B Maturity Date” to “Term Loan C Maturity Date.”

16.    Amendment to Section 5.15 (Interest Rate Hedging). Section 5.15 of the Credit Agreement is hereby amended by amending each reference therein from “Term Loan B Loans” to “Term Loan C Loans.”

17.    Amendment to Section 11.5 (Successors and Assigns). Section 11.5 of the Credit Agreement is hereby amended by (i) amending in subsection (c) the reference therein from “Term Loan B Loans” to “Term Loan C Loans,” and (ii) amending in subsection (e) the references therein from “Term Loan B Loans” to “Term Loan C Loans” and “Term Loan B Notes” to “Term Loan C Notes.”

18.    Amendment to Subsection 11.12 (Amendment and Waiver). Section 11.12 of the Credit Agreement is hereby amended by amending all references therein (i) from “Term Loan B Commitment” to “Term Loan C Commitment,” (ii) “Term Loan B Loans” to “Term Loan C Loans” and (iii) “Term Loan B Lenders” to “Term Loan C Lenders.”

19.    Amendment to Exhibit Q to the Credit Agreement. Exhibit Q to the Credit Agreement is hereby deleted in its entirety and replaced with Annex B hereto.

20.    Conditions to Effectiveness of this First Amendment. This First Amendment shall become effective upon the satisfaction of the following conditions precedent concurrently or prior to the Advance of (or conversion into) the Term Loan C Loans (the date of such satisfaction, the “First Amendment Effective Date”):

(a)    The Administrative Agent shall have received counterparts of (i) this First Amendment duly executed and delivered by each of the Parent, the Borrower, each of the Subsidiary Guarantors and the Administrative Agent, and (ii) consents, in the form set forth hereto as Annex A (each, a “Lender Consent”), executed by the Lenders constituting the Required Lenders and the Term Loan C Lenders.

(b)    Prior to and after giving effect to this First Amendment, each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date hereof as if made on and as of such date, provided that the references to the Credit Agreement in such representations and warranties shall be deemed to refer to the Credit Agreement as amended pursuant to this First Amendment.

(c)    No Default or Event of Default shall have occurred and be continuing on the date hereof after giving effect to the transactions contemplated hereby.

(d)    The Borrower shall have paid to the Administrative Agent all outstanding fees, costs and expenses owing to the Administrative Agent.

(e)    The Administrative Agent shall have received such additional documentation as the Administrative Agent may reasonably require.

(f)    The Term Loan C Loans shall refinance in full the aggregate principal amount of the Term Loan B Loans outstanding on the First Amendment Effective Date.

21.    Continuing Effect; No Other Amendments. Except as expressly set forth in this First Amendment, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and the Parent and the Borrower shall continue to be bound by all of such terms and provisions. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to amend or waive, any other provisions of the Credit Agreement or the same subsections for any other date or purpose. The First Amendment shall constitute a Loan Document.

22.    Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution and delivery of this First Amendment, and other documents prepared in connection herewith, and the transactions contemplated hereby, including, without limitation, reasonable fees and disbursements and other charges of counsel to the Administrative Agent and the charges of IntraLinks.

23.    Counterparts. This First Amendment may be executed by one or more of the parties to this First Amendment on any number of separate counterparts or Lender Consents, and all of said counterparts or Lender Consents taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this First Amendment or Lender Consent by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this First Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. The execution and delivery of this First Amendment or Lender Consent by the Loan Parties, the Lenders and the Administrative Agent shall be binding upon the Loan Parties, the Lenders, the Agents and all future holders of the Loans.

24.    Effect of Amendment. On the First Amendment Effective Date, the Credit Agreement shall be amended as provided herein. The parties hereto acknowledge and agree that (a) this First Amendment and the other Loan Documents executed and delivered in connection herewith do not constitute a novation, or termination of the “Obligations” (as defined in the Credit Agreement) under the Credit Agreement as in effect prior to the First Amendment Effective Date; (b) such “Obligations” are in all respects continuing (as amended hereby) with only the terms thereof being modified to the extent provided in this First Amendment; and (c) the Liens and security interests as granted under the Security Documents securing payment of such “Obligations” are in all respects continuing and in full force and effect and secure the payment of the “Obligations”.

25.    GOVERNING LAW. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

CBD MEDIA LLC, as Borrower

By:	/s/ DOUGLAS A. MYERS
	Name:	Douglas A. Myers
	Title:	President & CEO

CBD MEDIA HOLDINGS LLC, as Parent

By:	/s/ DOUGLAS A. MYERS
	Name:	Douglas A. Myers
	Title:	President & CEO

LEHMAN COMMERCIAL PAPER INC., as Administrative Agent and as a Lender

By:	/s/ G. ROBERT BERZINS
	Name:	G. Robert Berzins
	Title:	Vice President

Acknowledged and Agreed as of the date hereof:

CBD FINANCE, INC., as Subsidiary Guarantor

By:	/s/ DOUGLAS A. MYERS
	Name:	Douglas A. Myers
	Title:	President & CEO

SCHEDULE I

EVENTS OF DEFAULT

1.	Failure to meet the Leverage Ratio set forth in Section 7.8(a) (Leverage Ratio) of the Credit Agreement for the period October 1, 2003 through December 31, 2003.

Annex A

LENDER CONSENT

Reference is made to that certain First Amendment, dated as of February 5, 2004 (the “First Amendment”) to the Credit Agreement, dated as of June 13, 2003 (as amended by this First Amendment and as otherwise amended, supplemented or modified from time to time, the “Credit Agreement”), among CBD Media Holdings LLC, a Delaware limited liability company ( “Parent”), CBD Media LLC, a Delaware limited liability company (the “Borrower”), the financial institutions or entities from time to time parties thereto (the “Lenders”) and Lehman Commercial Paper Inc., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

By its execution and delivery of this Lender Consent by the Lender party hereto, the undersigned Lender hereby consents and agrees to the terms and conditions of the First Amendment and the amendments and other modifications to the Credit Agreement effected thereby (the “Consent”). This Consent shall be effective as of the First Amendment Effective Date.

THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Delivery of an executed signature page of this Consent by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of this              day of February, 2004.

[Insert name of lender(s)]

By:
Name:
Title:

Annex B

EXHIBIT Q

FORM OF TERM LOAN C NOTE

$	As of , 2004

FOR VALUE RECEIVED, the undersigned, CBD MEDIA LLC, a Delaware limited liability company (the “Borrower”) promises to pay to                                                                                                    (hereinafter, together with its successors and permitted assigns, called the “Lender”), at the office of Lehman Commercial Paper Inc., in New York, New York or such other place as the Lender may designate in writing to the Borrower, the principal sum of                                                   AND         /100s DOLLARS ($                    ) in United States funds, or, if less, so much thereof as may from time to time be advanced by the Lender to the Borrower hereunder, plus interest as hereinafter provided.

All capitalized terms used herein shall have the meanings ascribed to them in that certain Credit Agreement dated as of June 13, 2003 (as the same may be amended, modified, supplemented or restated from time to time, the “Credit Agreement”) by and among CBD Media Holdings LLC, as the Parent, the Borrower, the Lenders (as defined in the Credit Agreement), and Lehman Commercial Paper Inc., as administrative agent (in such capacity, the “Administrative Agent”) for itself and the Lenders, except to the extent such capitalized terms are otherwise defined or limited herein.

All principal amounts and other amounts then outstanding hereunder shall be due and payable on the Term Loan C Maturity Date, or such earlier date as payments of the Term Loan C Loans shall be due, whether by acceleration or otherwise.

The Borrower shall also repay principal outstanding hereunder from time to time as provided by Sections 2.7 and 2.8 of the Credit Agreement.

The Borrower shall be entitled to borrow, re-pay, Continue and Convert Advances hereunder pursuant to the terms and conditions of the Credit Agreement; provided, however, that on and following the Agreement Date there shall be no increase in the aggregate principal amount outstanding hereunder. Prepayment of the principal amount of any Term Loan C Loan may be made only as provided in the Credit Agreement.

The Borrower hereby promises to pay interest on the unpaid principal amount hereof as provided in Article 2 of the Credit Agreement. Interest under this Term Loan C Note shall also be due and payable when this Term Loan C Note shall become due

(whether at maturity, by reason of acceleration or otherwise). Overdue principal and, to the extent permitted by law, overdue interest, shall bear interest payable on DEMAND at the Default Rate as provided in the Credit Agreement.

In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by Applicable Law, and in the event any such payment is inadvertently made by the Borrower or inadvertently received by the Lender, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the Lender in writing that it elects to have such excess sum returned forthwith. It is the express intent hereof that the Borrower not pay and the Lender not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under Applicable Law.

All parties now or hereafter liable with respect to this Term Loan C Note, whether the Borrower, any guarantor, endorser, or any other Person or entity, hereby waive presentment for payment, demand, notice of non-payment or dishonor, protest and notice of protest.

No delay or omission on the part of the Lender or any holder hereof in exercising its rights under this Term Loan C Note, or delay or omission on the part of the Administrative Agent, the Required Lenders or the Lenders collectively, or any of them, in exercising its or their rights under the Credit Agreement or under any other Loan Document, or course of conduct relating thereto, shall operate as a waiver of such rights or any other right of the Lender or any holder hereof, nor shall any waiver by the Administrative Agent, the Required Lenders or the Lenders collectively, or any of them, or any holder hereof, of any such right or rights on any one occasion be deemed a bar to, or waiver of, the same right or rights on any future occasion.

The Borrower promises to pay all reasonable costs of collection, including reasonable attorneys’ fees, should this Term Loan C Note be collected by or through an attorney-at-law or under advice therefrom.

Time is of the essence of this Term Loan C Note.

This Term Loan C Note evidences the Lender’s portion of the Term Loan C Loans under, and is entitled to the benefits and subject to the terms of, the Credit Agreement, which contains provisions with respect to the acceleration of the maturity of this Term Loan C Note upon the happening of certain stated events, and provisions for prepayment. This Term Loan C Note is secured by and is also entitled to the benefits of the Security Documents and any other agreement or instrument providing collateral for the Loans, whether now or hereafter in existence, and any filings, instruments, agreements, and documents related thereto and providing collateral for the Loans.

THIS TERM LOAN C NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the duly Authorized Signatories of the Borrower have executed this Term Loan C Note as of the day and year first above written.

BORROWER:

CBD MEDIA LLC, a Delaware limited liability company

By:
Name:
Title: